Exhibit 99.1

Contact:

Susan Spivak Bernstein

Senior Vice President, Investor Relations

212.607.8835

Argo Group Announces Financial Reporting Change

HAMILTON, Bermuda (May 1, 2017) – Argo Group International Holdings, Ltd. (NASDAQ: AGII), an international underwriter of specialty insurance and reinsurance products, announced today it will make a change to its reporting of financial results aligned with two reportable segments – U.S. Operations and International Operations – rather than the previously reported four segments, representing a simplification of its former operational framework.

“This is an important step better reflecting the way we are managing our businesses and thinking about our operating platforms,” said Argo Group CEO Mark E. Watson III. “We achieved important enhancements last year with the addition of Jose A. Hernandez to lead our international business and the acquisition of Ariel Re, which closed earlier this year. These recent additions combined with the consolidation of our U.S. Operations under the leadership of Kevin J. Rehnberg, allows us to make this change. With these additions and operational changes, we are better positioned as a global underwriter of specialty insurance and reinsurance products.”

The reporting changes are effective with first quarter 2017 earnings. The U.S. Operations will include the Excess & Surplus Lines and Commercial Specialty businesses. International Operations will include Syndicate 1200, International Specialty and the newly acquired Ariel Re business.

To allow investors to view the new reporting segments structure prior to Argo Group’s upcoming earnings report, scheduled for release after the close of markets on Wednesday, May 3, 2017, certain historical information is attached and presented including segment information based on the new framework. The attached historical information includes (1) the recasting of previously issued segment-related financial information to reflect the new framework and (2) certain other historical financial information that is unchanged from previously reported financial information and included herein only for purposes of context. The attached financial information does not represent a restatement of previously issued financial statements and does not affect our consolidated financial statements for any of the previously reported periods.

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ABOUT ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

Argo Group International Holdings, Ltd. (NASDAQ: AGII) is an international underwriter of specialty insurance and reinsurance products in the property and casualty market. Argo Group offers a full line of products and services designed to meet the unique coverage and claims handling needs of businesses in two primary segments: U.S. Operations and International Operations. Argo Group’s insurance subsidiaries are A. M. Best-rated ‘A’ (Excellent) (third highest rating out of 16 rating classifications) with a stable outlook, and Argo’s U.S. insurance subsidiaries are Standard and Poor’s-rated ‘A-’ (Strong) with a stable outlook. More information on Argo Group and its subsidiaries is available at www.argolimited.com.

FORWARD-LOOKING STATEMENTS

This press release contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are qualified by the inherent risks and uncertainties surrounding future expectations generally and also may differ materially from actual future experience involving any one or more of such statements. For a more detailed discussion of such risks and uncertainties, see Argo Group’s filings with the SEC. The inclusion of a forward-looking statement herein should not be regarded as a representation by Argo Group that Argo Group’s objectives will be achieved. Argo Group undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed in this press release certain non-generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”). “Underwriting income” is an internal performance measure used in the management of the Company’s operations and represents net amount earned from underwriting activities (net premiums earned less underwriting expenses and claims incurred). Although this measure of profit (loss) does not replace net income (loss) computed in accordance with U.S. GAAP as a measure of profitability, management uses this measure of profit (loss) to focus our reporting segments on generating underwriting income. The Company presents Underwriting income as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. “Adjusted operating income” is an internal performance measure used in the management of the Company’s operations and represents after-tax (at an assumed effective tax rate of 20%) operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, and other similar non-recurring items. The Company excludes net realized investment gains or losses, net foreign exchange gain or loss, and other similar non-recurring items from the calculation of adjusted operating income because these amounts are influenced by and fluctuate in part, by market conditions that are outside of managements’ control. In addition to presenting net income determined in accordance with U.S. GAAP, the Company believes that showing adjusted operating income enables investors, analysts, rating agencies and other users of the Company’s financial information to more easily analyze our results of operations and underlying business performance. Adjusted operating income should not be viewed as a substitute for U.S. GAAP net income. “Annualized return on average shareholders’ equity” (“ROAE”) is calculated using average shareholders’ equity. In calculating ROAE, the net income available to shareholders for the period is multiplied by the number of periods in a calendar year to arrive at annualized net income available to shareholders. The Company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. “Annualized adjusted operating return on average shareholders’ equity” is calculated using adjusted operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above) and average shareholders’ equity. The assumed tax rate is 20%. Reconciliations of these financial measures to their most directly comparable U.S. GAAP measures are included in the attached tables. (financial tables follow)

Notes:

The presentation of Argo’s financial reporting segments was modified to better reflect its new operating framework and management structure. Under this model, Argo’s Chief Executive Officer, Mark E. Watson, evaluates performance and allocates resources based on the review of the U.S. Operations and International Operations.

The U.S. Operations includes the former Excess & Surplus and Commercial Specialty reportable segments.

The International Operations includes the former Syndicate 1200, International Specialty reportable segments, and the recently acquired Ariel Re business.

It is the business unit that produces the risk and not the location of the underlying exposure that is the primary characteristic in distinguishing U.S Operations from International Operations. For example, a U.S. property exposure underwritten through our Syndicate platform would be included in our International Operations.

Argo’s reportable segments will include four primary insurance and reinsurance services and offerings:

•	Property – includes both property insurance and reinsurance solutions. Insurance products cover commercial properties primarily in North America with some residential and international covers. Reinsurance covers underlying exposures that are located throughout the world, including the United States. These offerings include coverages for man-made and natural disasters.

•	Liability – includes a broad range of primary and excess casualty for risks on both an admitted and non-admitted basis in the United States. Internationally, Argo writes worldwide casualty risks primarily exposed in the UK, Canada, and Australia.

•	Professional – includes various professional lines products including errors and omissions, management liability (including Directors and Officers) and cyber coverages.

•	Specialty – includes niche insurance coverages including marine & energy, accident & health, and surety product offerings.

Corporate and Run-Off include all other activity of Argo. Consistent with prior reporting, amounts for both Corporate and Run-Off are included in the consolidated financial results.

(financial tables follow)

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share amounts)

	December 31,	December 31,
	2016	2015
Assets
Total investments	$4,324.3	$4,115.7
Cash	86.0	121.7
Accrued investment income	20.7	21.6
Receivables	1,849.4	1,525.6
Goodwill and intangible assets	219.9	225.5
Deferred acquisition costs, net	139.1	132.4
Ceded unearned premiums	302.8	250.8
Other assets	262.8	232.3

Total assets	$7,205.0	$6,625.6

Liabilities and Shareholders’ Equity
Reserves for losses and loss adjustment expenses	$3,350.8	$3,123.6
Unearned premiums	970.0	886.7
Ceded reinsurance payable, net	466.6	312.4
Senior unsecured fixed rate notes	139.5	139.3
Other indebtedness	55.4	55.2
Junior subordinated debentures	172.7	172.7
Other liabilities	257.3	267.6

Total liabilities	5,412.3	4,957.5
Total shareholders’ equity	1,792.7	1,668.1

Total liabilities and shareholders’ equity	$7,205.0	$6,625.6

Book value per common share	$59.73	$54.31

No change to previously reported amounts.

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ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

FINANCIAL HIGHLIGHTS

ALL SEGMENTS

(in millions, except per share amounts)

	Years Ended
	December 31,
	2016	2015
Gross written premiums	$2,164.8	$2,012.1
Net written premiums	1,440.2	1,402.1
Earned premiums	1,410.8	1,371.9
Net investment income	115.1	88.6
Fee and other income	24.5	22.2
Net realized investment and other gains	26.1	24.1

Total revenue	1,576.5	1,506.8
Losses and loss adjustment expenses	810.1	766.1
Underwriting, acquisition and insurance expenses	547.0	536.7
Interest expense	19.6	19.0
Fee and other expense, net	22.4	25.8
Foreign currency exchange gain	(4.5)	(18.3)

Total expenses	1,394.6	1,329.3
Income before taxes	181.9	177.5
Income tax provision	35.2	14.3

Net income	$146.7	$163.2

Net income per common share (basic)	$4.86	$5.31

Net income per common share (diluted)	$4.75	$5.20

Weighted average common shares:
Basic	30.2	30.8

Diluted	30.8	31.4

No change to previously reported amounts.

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ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

SEGMENT DATA

(in millions)

	Years Ended
	December	December
	2016	2015
US OPERATIONS
Gross written premiums	$1,277.7	$1,145.2
Net written premiums	883.5	838.5
Earned premiums	849.5	815.4
Underwriting income	111.5	84.9
Net investment income	71.9	52.2
Fee and other income (expense), net	0.2	(3.5)
Interest expense	(9.2)	(9.2)

Net income before taxes	$174.4	$124.4
Loss ratio	55.0%	57.8%
Expense ratio	31.8%	31.8%

GAAP combined ratio	86.9%	89.6%

INTERNATIONAL OPERATIONS
Gross written premiums	$886.8	$866.4
Net written premiums	556.4	563.2
Earned premiums	560.9	556.1
Underwriting income	25.8	49.3
Net investment income	28.7	20.3
Fee and other income, net	2.4	0.4
Interest expense	(5.3)	(5.6)

Net income before taxes	$51.6	$64.4
Loss ratio	57.8%	51.5%
Expense ratio	37.6%	39.6%

GAAP combined ratio	95.4%	91.1%

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ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

QUARTERLY SEGMENT DATA

(in millions)

	December	September	June	March	December	September	June	March
	2016	2016	2016	2016	2015	2015	2015	2015
US OPERATIONS
Gross written premiums	$307.5	$360.8	$321.8	$287.6	$276.7	$310.2	$288.7	$269.6
Net written premiums	211.7	258.9	223.5	189.4	197.0	230.0	221.6	189.9
Earned premiums	219.8	216.3	206.8	206.6	207.9	209.0	202.8	195.7
Underwriting income	32.6	27.5	27.2	24.2	19.9	27.3	19.1	18.6
Net investment income	16.1	20.3	21.7	13.8	12.5	11.6	15.1	13.0
Fee and other income (expense), net	1.9	0.3	(1.1)	(0.9)	(1.5)	0.5	(1.7)	(0.8)
Interest expense	(2.4)	(2.2)	(2.4)	(2.2)	(2.3)	(2.3)	(2.3)	(2.3)

Net income before taxes	$48.2	$45.9	$45.4	$34.9	$28.6	$37.1	$30.2	$28.5

Loss ratio	54.3%	54.3%	55.7%	55.9%	59.2%	55.1%	58.4%	58.4%
Expense ratio	30.8%	33.0%	31.2%	32.4%	31.2%	31.8%	32.1%	32.1%

GAAP combined ratio	85.2%	87.3%	86.8%	88.3%	90.4%	86.9%	90.6%	90.5%

INTERNATIONAL OPERATIONS
Gross written premiums	$191.5	$224.5	$238.6	$232.2	$169.4	$220.9	$268.7	$207.4
Net written premiums	121.8	156.3	164.3	114.0	111.3	155.9	189.6	106.4
Earned premiums	142.4	142.3	137.9	138.3	137.4	136.7	142.8	139.2
Underwriting income (loss)	(4.8)	12.5	6.3	11.8	13.8	5.5	13.9	16.1
Net investment income	6.0	7.5	9.1	6.1	4.9	4.4	5.9	5.1
Fee and other income (expense), net	(1.4)	1.5	1.2	1.1	(2.0)	1.1	0.9	0.4
Interest expense	(1.3)	(1.4)	(1.3)	(1.3)	(1.4)	(1.4)	(1.3)	(1.5)

Net income before taxes	$(1.5)	$20.1	$15.3	$17.7	$15.3	$9.6	$19.4	$20.1

Loss ratio	65.8%	55.4%	55.6%	54.0%	49.6%	56.8%	49.9%	49.8%
Expense ratio	37.6%	35.8%	39.8%	37.5%	40.4%	39.1%	40.3%	38.6%

GAAP combined ratio	103.4%	91.2%	95.4%	91.5%	90.0%	96.0%	90.3%	88.4%

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ANNUAL:

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

GROSS WRITTEN PREMIUM BY SEGMENT

(in millions)

	Years Ended December 31,
	2016	2015
US OPERATIONS
Property	$239.8	$185.8
Liability	794.8	770.7
Professional	140.4	119.1
Specialty	102.8	69.6

Total	$1,277.7	$1,145.2

INTERNATIONAL OPERATIONS
Property	$321.8	$307.1
Liability	145.5	154.4
Professional	159.0	150.3
Specialty	260.5	254.6

Total	$886.8	$866.4

HISTORICAL QUARTERLY:

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

GROSS WRITTEN PREMIUM BY SEGMENT

(in millions)

	Three Months Ended
	December 2016	September 2016	June 2016	March 2016	December 2015	September 2015	June 2015	March 2015
US OPERATIONS
Property	$51.2	$69.1	$75.7	$43.7	$44.1	$47.4	$55.2	$39.1
Liability	181.6	226.8	192.6	193.9	177.8	212.7	188.9	191.3
Professional	41.5	35.3	34.1	29.5	35.8	29.0	29.2	25.1
Specialty	33.2	29.6	19.4	20.5	19.0	21.1	15.4	14.1

Total	$307.5	$360.8	$321.8	$287.6	$276.7	$310.2	$288.7	$269.6

INTERNATIONAL OPERATIONS
Property	$48.7	$76.6	$99.5	$97.0	$45.1	$73.0	$115.9	$73.0
Liability	35.6	40.5	33.1	36.3	36.7	42.5	44.0	31.1
Professional	47.8	39.7	39.8	31.7	37.7	41.4	35.7	35.6
Specialty	59.4	67.7	66.2	67.2	49.9	63.9	73.1	67.7

Total	$191.5	$224.5	$238.6	$232.2	$169.4	$220.9	$268.7	$207.4

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ANNUAL:

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

NET WRITTEN PREMIUM BY SEGMENT

(in millions)

	Years Ended
	December 31,
	2016	2015
US OPERATIONS
Property	$125.7	$135.9
Liability	575.5	578.5
Professional Lines	100.3	69.3
Specialty	81.9	54.9

Total	$883.5	$838.5

INTERNATIONAL OPERATIONS
Property	$200.7	$202.2
Liability	80.6	91.0
Professional Lines	104.9	101.2
Specialty	170.1	168.8

Total	$556.4	$563.2

HISTORICAL QUARTERLY:

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

NET WRITTEN PREMIUM BY SEGMENT

(in millions)

	Three Months Ended
	December	September	June	March	December	September	June	March
	2016	2016	2016	2016	2015	2015	2015	2015
US OPERATIONS
Property	$23.3	$42.8	$40.5	$19.1	$28.8	$38.1	$45.3	$23.6
Liability	134.7	164.2	140.9	135.7	133.0	158.7	146.5	140.4
Professional Lines	28.6	28.6	25.8	17.3	20.9	16.5	17.4	14.5
Specialty	25.1	23.3	16.2	17.3	14.3	16.8	12.4	11.4

Total	$211.7	$258.9	$223.5	$189.4	$197.0	$230.0	$221.6	$189.9

INTERNATIONAL OPERATIONS
Property	$30.3	$58.3	$70.0	$42.1	31.0	54.0	91.9	25.3
Liability	18.5	23.0	18.6	20.5	20.4	26.3	25.0	19.3
Professional Lines	34.2	25.9	27.3	17.6	25.6	30.3	22.6	22.8
Specialty	38.7	49.1	48.4	33.9	34.4	45.4	50.0	39.0

Total	$121.8	$156.3	$164.3	$114.0	$111.3	$155.9	$189.6	$106.4

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ANNUAL:

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

NET EARNED PREMIUM BY SEGMENT

(in millions)

	Years Ended
	December 31,
	2016	2015
US OPERATIONS
Property	$124.9	$138.1
Liability	575.3	567.9
Professional Lines	79.3	57.1
Specialty	70.0	52.5

Total	$849.5	$815.4

INTERNATIONAL OPERATIONS
Property	$205.8	$199.8
Liability	86.2	88.1
Professional Lines	102.6	99.2
Specialty	166.3	169.0

Total	$560.9	$556.1

HISTORICAL QUARTERLY:

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

NET EARNED PREMIUM BY SEGMENT

(in millions)

	Three Months Ended
	December	September	June	March	December	September	June	March
	2016	2016	2016	2016	2015	2015	2015	2015
US OPERATIONS
Property	$31.2	$28.6	$31.6	$33.5	$34.2	$34.5	$34.8	$34.6
Liability	146.2	146.3	142.0	140.8	143.0	145.8	141.8	137.3
Professional Lines	22.5	21.2	17.9	17.6	16.7	14.9	13.5	12.0
Specialty	19.8	20.1	15.3	14.7	14.1	13.7	12.8	11.8

Total	$219.8	$216.3	$206.8	$206.6	$207.9	$209.0	$202.8	$195.7

INTERNATIONAL OPERATIONS
Property	$52.0	$53.3	$48.8	$51.7	$52.1	$47.2	$53.3	$47.2
Liability	20.5	24.3	20.2	21.3	22.4	23.8	21.0	21.0
Professional Lines	30.8	22.3	26.0	23.5	24.6	25.7	23.9	24.9
Specialty	39.2	42.5	42.8	41.8	38.3	39.9	44.7	46.1

Total	$142.4	$142.3	$137.9	$138.3	$137.4	$136.7	$142.8	$139.2

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ANNUAL:

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

(in millions)

	Years Ended
Net Prior Year Development	December 31,
(Favorable)/Unfavorable	2016	2015
US Operations	$(35.9)	$(23.0)
International Operations	(16.0)	(18.0)
Run-off	18.6	8.6

Total	$(33.3)	$(32.4)

HISTORICAL QUARTERLY:

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

(in millions)

Net Prior Year Development	December	September	June	March	December	September	June	March
(Favorable)/Unfavorable	2016	2016	2016	2016	2015	2015	2015	2015
US Operations	$(10.3)	$(13.7)	$(9.0)	$(2.9)	$(8.3)	$(11.3)	$(2.4)	$(1.0)
International Operations	(5.2)	(0.6)	(8.5)	(1.7)	(9.4)	(2.4)	(3.4)	(2.8)
Run-off	1.0	11.4	4.8	1.4	0.6	7.1	0.8	0.1

Total	$(14.5)	$(2.9)	$(12.7)	$(3.2)	$(17.1)	$(6.6)	$(5.0)	$(3.7)

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ANNUAL:

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

RECONCILIATION OF LOSS RATIOS

(in millions)

	Years Ended December 31,
	2016	2015
US OPERATIONS
Loss ratio	55.0%	57.8%
Prior accident year loss development	4.2%	2.8%
Catastrophe losses	-1.7%	-1.3%
Current accident year ex-cats loss ratio	57.5%	59.3%
INTERNATIONAL OPERATIONS
Loss ratio	57.8%	51.5%
Prior accident year loss development	2.8%	3.2%
Catastrophe losses	-8.6%	-2.4%
Current accident year ex-cats loss ratio	52.0%	52.3%
CONSOLIDATED
Loss ratio	57.4%	55.8%
Prior accident year loss development	2.4%	2.4%
Catastrophe losses	-4.4%	-1.8%
Current accident year ex-cats loss ratio	55.4%	56.4%

HISTORICAL QUARTERLY:

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

RECONCILIATION OF LOSS RATIOS

(in millions)

	December 2016	September 2016	June 2016	March 2016	December 2015	September 2015	June 2015	March 2015
US OPERATIONS
Loss ratio	54.3%	54.3%	55.7%	55.9%	59.2%	55.1%	58.4%	58.4%
Prior accident year loss development	4.7%	6.3%	4.3%	1.4%	4.0%	5.4%	1.2%	0.5%
Catastrophe losses	-1.2%	-2.1%	-2.2%	-1.1%	-2.0%	-1.5%	-1.1%	-0.5%
Current accident year ex-cats loss ratio	57.8%	58.5%	57.8%	56.2%	61.2%	59.0%	58.5%	58.4%
INTERNATIONAL OPERATIONS
Loss ratio	65.8%	55.4%	55.6%	54.0%	49.6%	56.8%	49.9%	49.8%
Prior accident year loss development	3.6%	0.4%	6.4%	1.3%	6.8%	1.8%	2.4%	2.0%
Catastrophe losses	-14.3%	-5.9%	-13.8%	-0.8%	-0.8%	-7.7%	0.0%	-1.4%
Current accident year ex-cats loss ratio	55.1%	49.9%	48.2%	54.5%	55.6%	50.9%	52.3%	50.4%
CONSOLIDATED
Loss ratio	59.1%	57.9%	57.0%	55.5%	55.5%	57.8%	55.1%	54.9%
Prior accident year loss development	4.0%	0.8%	3.7%	0.9%	5.0%	1.9%	1.4%	1.1%
Catastrophe losses	-6.4%	-3.6%	-6.8%	-0.9%	-1.5%	-3.9%	-0.6%	-0.9%
Current accident year ex-cats loss ratio	56.7%	55.1%	53.9%	55.5%	59.0%	55.8%	55.9%	55.1%

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ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

RECONCILIATION OF ADJUSTED OPERATING INCOME (LOSS) TO NET INCOME (LOSS)

(in millions, except per share amounts)

(unaudited)

	Years Ended December 31,
	2016	2015
Net income, as reported	$146.7	$163.2
Provision for income taxes	35.2	14.3

Net income, before taxes	181.9	177.5
Add (deduct):
Net realized investment and other gains	(26.1)	(24.1)
Foreign currency exchange gains	(4.5)	(18.3)

Adjusted operating income before taxes	151.3	135.1
Provision for income taxes, at assumed rate (a)	30.3	27.0

Adjusted operating income	$121.0	$108.1

Adjusted operating income per common share (diluted)	$3.92	$3.44

Weighted average common shares, diluted	30.8	31.4

(a)	At assumed tax rate of 20%.

No change to previously reported amounts.

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ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

RECONCILIATION OF UNDERWRITING INCOME TO NET INCOME

(in millions)

(unaudited)

	Years Ended December 31,
	2016	2015
Net Income	$146.7	$163.2
Add (deduct):
Income tax provision	35.2	14.3
Net investment income	(115.1)	(88.6)
Net realized investment and other gains	(26.1)	(24.1)
Fee and other income	(24.5)	(22.2)
Interest expense	19.6	19.0
Fee and other expense	22.4	25.8
Foreign currency exchange gains	(4.5)	(18.3)

Underwriting income	$53.7	$69.1

No change to previously reported amounts.

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ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

RECONCILIATION OF SEGMENT INCOME    TO NET INCOME

(in millions)

(unaudited)

	For the Years Ended December 31,
	2016	2015
Segment income (loss) before income taxes
US Operations	$174.4	$124.4
International Operations	51.6	64.4
Run-off Lines	(15.2)	(7.4)
Corporate and Other	(59.5)	(46.3)
Realized investment and other gains	26.1	24.1
Foreign currency exchange gains	4.5	18.3

Net income before income taxes	181.9	177.5
Provision for taxes	35.2	14.3

Net income	$146.7	$163.2

- more -

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

SHAREHOLDER RETURN ANALYSIS

(in millions)

(unaudited)

	For the Years Ended December 31,
	2016	2015	% Change
Net income	$146.7	$163.2	(10.1%)
Adjusted operating income (a)	121.0	108.1	12.0%
Shareholders’ Equity - Beginning of the period	$1,668.1	$1,646.7	1.3%
Shareholders’ Equity - End of current period	1,792.7	1,668.1	7.5%

Average Shareholders’ Equity	$1,730.4	$1,657.4	4.4%
Annualized return on average shareholders’ equity	8.5%	9.8%
Annualized adjusted operating return on average shareholders’ equity	7.0%	6.5%

(a)	at assumed 20% tax rate

No change to previously reported amounts.

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